                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2004

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)

Delaware                    001-31661     13-3692801
(State or other             (Commission   (IRS Employer
jurisdiction of             File Number)  Identification
incorporation or                          Number)
organization)

388 Greenwich Street, New York, New York                               10013
(Address of principal executive offices)                             (Zip Code)
Registrant's telephone number including area code (212) 816-7496.

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[]   Written communications pursuant to Rule 425 under the Securities Act (17CFR
     230.425)

[]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17CFR
     240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange  Act  (17CFR  240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17CFR 240.13e-4(c))

Section 8 -  Other Events

Item 8.01 Other Events.

      This current report on Form 8-K relates to a distribution  made to holders of the  Certificates  issued  by the CAST  Step-Up  Trust  II for  General
      Electric Capital Corporation Notes.

      The  issuer  of  the  underlying  securities,  or  guarantor  thereof,  or successor thereto, as applicable,  is subject to the information reporting requirements  of the  Securities  Exchange  Act of 1934,  as amended  (the
      "Exchange  Act").  Periodic reports and other  information  required to be filed  pursuant  to the  Exchange  Act,  by the  issuer of the  underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference  facilities  maintained by the Securities and Exchange  Commission  (the  "Commission")  at 450 Fifth
      Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at  "http://www.sec.gov" at which users can view and download  copies of reports,  proxy and  information  statements and other information  filed  electronically  through the Electronic Data Gathering,
      Analysis and Retrieval system.  Neither Structured  Products Corp. nor the trustee has  participated in the preparation of such reporting  documents, or made any due diligence  investigation  with respect to the  information provided therein.  Neither  Structured  Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports.  There can be no assurance  that events  affecting  the issuer of the  underlying securities,  or guarantor thereof, or successor thereto, as applicable, or the underlying  securities have not occurred or have not yet been publicly disclosed  which would affect the accuracy or completeness of the publicly available documents described above.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

          (c)  Exhibits:

               1.   Trustee's  Report  with  respect  to the  October  15,  2004
                    Distribution  Date for the CAST Step-Up Trust II for General
                    Electric Capital Corporation Notes

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        By:  /s/ Mark C. Graham
                                        Name:   Mark C. Graham
                                        Title:  Authorized Signatory

October 15, 2004

EXHIBIT INDEX

Exhibit                                                                    Page

   1     Trustee's Report with respect to the October 15, 2004              5
         Distribution Date for the CAST Step-Up Trust II for
         General Electric Capital Corporation Notes

                                    Exhibit 1

To the Holders of:
CAST Step-Up Trust II for General Electric Capital Corporation Notes
Monthly-Pay Step-Up Class A Certificates   *CUSIP: 14835P AB2
Class B Certificates                       *CUSIP: 14835P AA4

U.S. Bank Trust National  Association,  as Trustee for the CAST Step-Up Trust II
for General  Electric  Capital  Corporation  Notes (the  "Trust"),  hereby gives notice  with  respect  to  the  Distribution  Date  of  October  15,  2004  (the
"Distribution Date") as follows:

1.   The amount of the  distribution  payable to the  Certificateholders  on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 Class A Certificate  and per $1,000
     Notional Amount of Class B Certificates, is as set forth below:

           Class         Principal      Interest         Total Distribution
           A             $ 0.000000     $    2.708333    $   2.708333
           B             $ 0.000000     $    0.000000    $   0.000000

2.   The amount of aggregate  interest  due and not paid as of the  Distribution
     Date is $0.000000.

3.   The Class A Certificates bear interest at the rate of 3.25% and the Class B
     Certificates bear interest at a rate of 2.2296% during the period ending on the Distribution Date .

4.   No fees have been paid to the Trustee or any other party from the  proceeds of the Term Assets.

5.   $75,690,000   aggregate   principal  amount  of  General  Electric  Capital
     Corporation 5.45% Global Medium-Term  Notes,  Series A due January 15, 2013
     (the "Term Assets") are held for the above trust.

6.   At the  close  of  business  on  the  Distribution  Date,  75,000  Class  A
     Certificates   representing  $75,000,000  aggregate  Certificate  Principal
     Balance and $75,690,000  aggregate  Notional Amount of Class B Certificates were outstanding.

7.   The Notional Amount of the ISDA Master Agreement , the Schedule thereto and the  Confirmation  thereto  each dated March 31, 2003 between the Trust and
     Citigroup  Global Markets  Limited ( f/k/a Salomon  Brothers  International
     Limited)  (collectively  the  "Swap"),  is  $75,000,000.   Payment  of  the
     obligations  of  Citigroup   Global  Markets  Limited  under  the  Swap  is
     guaranteed by Citigroup  Global Markets  Holdings Inc. (f/k/a Salomon Smith
     Barney Holdings Inc.) under a Guarantee Agreement dated March 31, 2003.

8.  The  current  rating of the Term  Assets  is not  provided  in this  report.
    Ratings can be obtained from Standard & Poor's Ratings Services,  a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's
    Investors Service, Inc. by calling 212-553-0377.